Summary Prospectus
Sustainable Aware Equity Fund
(Effective on or about March 24, 2026, the Fund will be renamed the Sustainable Equity Fund and will change certain of its investment strategies. In connection with these changes, the Fund will: (i) change its non-fundamental 80% investment policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities that Russell Investment Management, LLC (“RIM”), the Fund’s adviser, considers to be sustainable; (ii) change its principal investment strategies to (x) invest in equity securities of companies economically tied to a number of countries around the world, including the U.S., in a globally diversified manner, (y) incorporate new environmental, social and governance related sustainability goals and (z) no longer employ long-short equity strategies pursuant to which it enters into short sales; (iii) change its primary benchmark from the Russell 1000® Index to the MSCI ACWI Index; (iv) change its portfolio managers; and (v) change its money managers to engage money managers that focus on sustainability issues.)
March 1, 2026

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information (SAI), reports to shareholders and other information about the Fund online at https://connect.rightprospectus.com/russellinvestments. You can also get this information at no cost by calling 1-800-787-7354 or by sending an e-mail to: service@russellinvestments.com. The Fund's Prospectus and SAI, both dated March 1, 2026, as may be amended or supplemented from time to time, are all incorporated by reference into this Summary Prospectus.
Class/Ticker: A/REQAX, C/REQCX, M/RDFUX, R6/RUDRX, S/REQTX, Y/REUYX
Investment Objective (Fundamental)

The Fund seeks to provide long term capital growth.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class S Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investment Company Funds. In addition, certain Financial Intermediaries (as defined below in the Additional Information section) may impose different sales loads and waivers. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges and More About Deferred Sales Charges sections and Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers and Discounts, beginning on pages 282, 286 and 365, respectively, of the Prospectus, and in the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 33, of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C, M, R6, S, Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*
The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Share Classes
	A	C	M	R6	S	Y
Advisory Fee	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution (12b-1) Fees	0.25%	0.75%	None	None	None	None
Other Expenses (including shareholder services fees of 0.25% for Class C Shares and Dividend and Interest Expenses on Short Sales of 0.15%)	0.55%	0.80%	0.55%	0.40%	0.55%	0.35%
Total Annual Fund Operating Expenses	1.35%	2.10%	1.10%	0.95%	1.10%	0.90%
Less Fee Waivers and Expense Reimbursements	(0.05)%	(0.05)%	(0.15)%	(0.07)%	(0.09)%	(0.05)%
Net Annual Fund Operating Expenses	1.30%	2.05%	0.95%	0.88%	1.01%	0.85%
#
Until February 28, 2027, Russell Investment Management, LLC has contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses, excluding dividend and interest expenses on short sales, to the extent such direct Fund-level expenses exceed 0.70% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include Rule 12b-1 distribution fees, shareholder services fees, transfer agency fees, foreign tax reclaim related expenses, infrequent and/or unusual expenses (including litigation expenses) or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.
Until February 28, 2027, Russell Investments Fund Services, LLC has contractually agreed to waive 0.10% of its transfer agency fees for Class M Shares, 0.04% of its transfer agency fees for Class S Shares and 0.02% of its transfer agency fees for Class R6 Shares. These waivers may not be terminated during the relevant period except with Board approval.
“Other Expenses” for Class M and Class R6 Shares are based on estimated amounts for the current fiscal year as these Share Classes did not have any assets during the most recent fiscal year.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)* Effective on or About March 24, 2026:
	Share Classes
	A	C	M	R6	S	Y
Advisory Fee	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution (12b-1) Fees	0.25%	0.75%	None	None	None	None
Other Expenses (including shareholder services fees of 0.25% for Class C Shares)	0.50%	0.75%	0.50%	0.35%	0.50%	0.30%
Total Annual Fund Operating Expenses	1.30%	2.05%	1.05%	0.90%	1.05%	0.85%
Less Fee Waivers and Expense Reimbursements	(0.15)%	(0.15)%	(0.25)%	(0.17)%	(0.19)%	(0.15)%
Net Annual Fund Operating Expenses	1.15%	1.90%	0.80%	0.73%	0.86%	0.70%
*
Until February 28, 2027, Russell Investment Management, LLC has contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses, excluding dividend and interest expenses on short sales, to the extent such direct Fund-level expenses exceed 0.70% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include Rule 12b-1 distribution fees, shareholder services fees, transfer agency fees, foreign tax reclaim related expenses, infrequent and/or unusual expenses (including litigation expenses) or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

Until February 28, 2027, Russell Investments Fund Services, LLC has contractually agreed to waive 0.10% of its transfer agency fees for Class M Shares, 0.04% of its transfer agency fees for Class S Shares and 0.02% of its transfer agency fees for Class R6 Shares. These waivers may not be terminated during the relevant period except with Board approval.
“Other Expenses” for Class M and Class R6 Shares are based on estimated amounts for the current fiscal year as these Share Classes did not have any assets during the most recent fiscal year.
“Other Expenses,” “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” have been restated to reflect expenses expected to be incurred by the Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
	Share Classes
	A	C	M	R6	S	Y
1 Year	$700	$208	$97	$90	$103	$87
3 Years	$973	$653	$335	$296	$341	$282
5 Years	$1,267	$1,124	$592	$519	$597	$494
10 Years	$2,101	$2,427	$1,327	$1,160	$1,332	$1,103
Example Effective On or About March 24, 2026:
	Share Classes
	A	C	M	R6	S	Y
1 Year	$685	$193	$82	$75	$88	$72
3 Years	$949	$628	$309	$270	$315	$256
5 Years	$1,233	$1,090	$555	$482	$561	$457
10 Years	$2,040	$2,367	$1,260	$1,092	$1,265	$1,035
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities. The Fund invests principally in common stocks of large and medium capitalization U.S. companies. The Fund defines large and medium capitalization companies as those companies represented by the Russell 1000® Index or with market capitalization within the capitalization range of the Russell 1000® Index. Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests and equity-equivalent securities or instruments whose values are based on common stocks, such as futures contracts. The Fund pursues a “sustainable” investment strategy that takes into account environmental, social and governance (“ESG”) considerations. In particular, the Fund's investment strategy seeks to tilt the portfolio toward companies that are expected to contribute to, and benefit from, a transition to a low carbon emission producing economy and away from companies with the greatest exposure to potential negative impacts of such a transition. The Fund's sustainability goals are combined in RIM’s proprietary portfolio construction process, which identifies the combination of securities that best achieves the sustainability goals while minimizing transaction costs and deviation from the money managers’ security selection. The Fund may employ long-short equity strategies pursuant to which it sells securities short.
Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-style (e.g., growth, value, market-oriented and/or defensive) multi-manager approach. RIM may change the Fund's asset allocation at any time. The Fund employs discretionary and non-discretionary money managers. The Fund’s discretionary money managers select the individual portfolio instruments for the assets assigned to them. The Fund’s non-discretionary money managers provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund.
RIM manages Fund assets not allocated to money manager strategies and utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures. RIM may use strategies based on indexes. RIM also manages the portion of Fund assets for which the Fund's non-discretionary money managers provide model portfolios and the Fund's cash balances.
The Fund usually, but not always, pursues a strategy to be fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. The Fund may invest in securities of non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs” ). The Fund may also invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.
Principal Investment Strategies of the Fund Effective On or About March 24, 2026:
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities that Russell Investment Management, LLC (“RIM”), the Fund’s adviser, considers to be sustainable. RIM considers an equity security to be sustainable if it has either (i) lower carbon intensity (defined as Scope 1 and 2 emissions / company sales) than the weighted average carbon intensity (“WACI”) of the securities in the MSCI ACWI Index, the Fund’s primary index, or (ii) a Morningstar Sustainalytics ESG Risk Rating of “medium,” “low” or “negligible.” WACI measures a portfolio’s exposure to carbon intensive companies. Morningstar Sustainalytics’ ESG Risk Ratings assess the magnitude of a company’s unmanaged environmental, social and governance (“ESG”) risk, measured through evaluation of a set of material ESG issues based on both the company’s exposure to and management of those issues. The exposure dimension incorporates factors such as a company’s business model (including geographical aspects), financial strength and event history. The management dimension provides granularity to a company’s management strengths and weaknesses and assesses how well a company is managing the ESG risks it is exposed to. The exposure and management dimensions are placed side by side to determine unmanaged ESG risk and companies are assigned to one of five categories of unmanaged ESG risk ranging from negligible to severe.

The Fund pursues a “sustainable” investment strategy that takes into account ESG considerations. The Fund invests principally in equity securities, including common stocks and preferred stocks, of companies economically tied to a number of countries around the world, including the U.S., and in depositary receipts representing shares in such companies, in a globally diversified manner. A portion of the Fund’s securities are denominated in foreign currencies and are typically held outside the U.S. The Fund may invest a portion of its assets in equity securities of companies that are economically tied to emerging market countries. The Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The Fund invests principally in large and medium capitalization companies, but may also invest in small capitalization companies. The Fund defines large and medium capitalization companies as those companies represented by the MSCI ACWI Index or with market capitalization within the capitalization range of the MSCI ACWI Index. Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests, depositary receipts and equity-equivalent securities or instruments whose value is based on common stocks, such as futures contracts.
The Fund incorporates the following ESG-related sustainability goals into its portfolio construction process:
1. Reduction in carbon emissions in alignment with the Paris-Aligned Investment Initiative’s Net Zero Investment Framework (“PAII NZIF”).
PAII NZIF is a framework and set of reference targets which serve as a guide and accountability mechanism ensuring that the decarbonization of the Fund’s portfolio is consistent with a “Net Zero” pathway. Net Zero pathways refer to science-based emissions, technology, and/or investment trajectories that limit global average temperature rise with sufficiently high probability. RIM utilizes the PAII NZIF as its primary target-setting framework for measuring the Fund’s Net Zero alignment. The PAII NZIF includes guidance on how to assess the strength and maturity of a company’s Net Zero target and performance against six core criteria. RIM uses data from third-party climate-focused organizations to undertake this analysis. Using this data and proprietary modeling, RIM classifies each company in the Fund’s portfolio on a quarterly basis by Net Zero alignment status and monitors the Fund’s holdings to ensure that the Fund’s holdings meet specified Net Zero alignment targets. RIM also measures the Fund’s decarbonization trajectory by monitoring the weighted average carbon dioxide equivalent emissions of the Fund’s holdings to ensure that Fund-level emissions decrease in line with a specified carbon emissions reduction target.
2. Exclusion of companies with significant involvement in certain activities that are considered harmful to the environment and/or society.
RIM excludes the following industries and activities from investment by the Fund: controversial weapons and companies with a significant involvement with oil sands, arctic oil and gas, shale energy, thermal coal, tobacco, gambling, adult entertainment or palm oil. Investments in companies involved in these industries or activities will be excluded where their exposure to the industry or activity exceeds exposure limits determined by RIM. RIM uses data provided by a third-party data provider to assess whether a company's exposure to an industry or activity is above the designated exposure limits. RIM’s exposure limits are based on the percentage of revenue a company derives from the aforementioned industries and activities, with additional climate transition (i.e., transition to a low carbon emission producing economy) criteria applied to thermal coal.
3. The Fund will only invest in companies that follow good governance practices by international standards.
RIM utilizes the services of a third-party data provider to assist it in identifying companies that are aligned to the United Nations Global Compact Principles (“UNGC Principles”). These companies are deemed by RIM as having good governance practices and therefore investable by the Fund. An assessment of UNGC Principle alignment includes a holistic assessment of core metrics for measuring a company’s governance practices, including company responsibility, labor relations, company management and the severity of impacts on stakeholders and/or the environment. Companies deemed to not be aligned with the UNGC Principles are placed on the Fund’s exclusions list. If a company is identified by the third-party data provider as not being aligned with the UNGC Principles, the company may still be investable by the Fund if RIM determines that it does follow good governance practices despite this UNGC Principle assessment.
The Fund’s money managers have a focus on sustainability issues, such as climate transition, pollution and waste management and the reduction of greenhouse gas emissions.
RIM provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-style (e.g., growth, value, market-oriented, defensive and dynamic) and multi-manager approach. RIM may change the Fund's asset allocation at any time. The Fund's money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. For Fund assets not allocated to money manager strategies, RIM utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures. RIM may use strategies based on indexes. RIM also manages the Fund's cash balances. The Fund usually, but not always, pursues a strategy to be fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives, which typically include index futures contracts and forward currency contracts.
The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may invest in synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants. International warrants are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive cash payment relating to the value of the underlying security or securities. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. The Fund may also invest in equity linked notes, which are notes whose return is tied to a single stock or a basket of stocks. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the underlying linked securities.
The Fund may at times seek to protect a portion of its investments against adverse currency exchange rate changes by purchasing forward currency contracts and may engage in currency transactions for speculative purposes. The Fund may also invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
●
Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market.
●
Sustainable Investing Risk. Applying sustainability and ESG criteria to the investment process may exclude or reduce exposure to securities of certain issuers for sustainability reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use sustainability criteria. The Fund’s performance may at times be better or worse than the performance of funds that do not use sustainability criteria. Investors may differ in their view of whether a particular investment fits within the sustainability criteria, and as a result, the Fund may invest in issuers that do not reflect the beliefs and/or values of any particular investor.
●
Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as RIM or the Fund's money managers expect. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIM will effectively assess the Fund's portfolio characteristics and it is possible that its judgments regarding the Fund's exposures may prove incorrect. In addition, actions taken to manage Fund exposures, including risk, may be ineffective and/or cause the Fund to underperform.
●
Short Sales Risk. A short sale will result in a loss if the price of the security sold short increases between the date of the short sale and the date on which the borrowed security must be returned. Short sales may give rise to a form of leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities. Short sales have the potential for unlimited loss.
●
Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
●
Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
●
Quantitative Investing and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.
●
Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
●
Index-Based Investing. Index-based strategies (including index replication which seeks to purchase the securities in an index or a blend of indexes and optimized index sampling which seeks to purchase a sampling of securities using optimization and risk models), which may be used to gain desired Fund exposures, may cause the Fund's returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.
●
Depositary Receipts. Depositary receipts (including American Depositary Receipts and Global Depositary Receipts) are securities traded on a local stock exchange that represent securities issued by a foreign publicly-listed company. Depositary receipts are generally subject to the same risks of investing in the foreign securities they evidence or into which they may be converted.
●
Information Technology Sector Risk. To the extent that the Fund invests significantly in the information technology sector, the Fund will be sensitive to changes in, and the Fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. Companies in the information technology sector can be significantly affected by short product cycles, obsolescence of existing technology, impairment or loss of intellectual property rights, falling prices and profits, competition from new market entrants, government regulation and other factors.
●
Real Estate Investment Trusts (“REITs”). REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.
●
Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
●
Non-Discretionary Implementation Risk. With respect to the portion of the Fund that is managed pursuant to model portfolios provided by non-discretionary money managers, it is expected that trades will be effected on a periodic basis and therefore less frequently than would typically be the case if discretionary money managers were employed. Given that values of investments change with market conditions, this could cause the Fund's return to be lower than if the Fund employed discretionary money managers with respect to that portion of its portfolio.

●
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading, which may result in higher portfolio turnover rates, higher transaction costs and realization of short-term capital gains that will generally be taxable to shareholders as ordinary income.
●
Impact of Large Redemptions (Including Possible Fund Liquidation). The Fund may be used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund’s portfolio. As a result, large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.
●
Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
Effective On or About March 24, 2026, Short Sales Risk Will No Longer Be a Principal Risk of Investing in the Fund.
Effective On or About March 24, 2026, Equity Securities Risk Will be Restated as Follows:
●
Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price.
Effective On or About March 24, 2026, the Following are Additional Principal Risks of Investing in the Fund:
●
Non-U.S. Securities. Non-U.S. securities have risks relating to political, economic, social and regulatory conditions in foreign countries. Non-U.S. securities may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards.
●
Emerging Markets Equity Securities. Investing in emerging market equity securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets equity securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability, than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity (including as a result of a significant reduction in the number of market participants or transactions); significant price volatility; restrictions on foreign investment; possible difficulties in the repatriation of investment income and capital including as a result of the closure of securities markets in an emerging market country; and, generally, less stringent investor protection standards as compared with investments in U.S. or other developed market equity securities. In addition, emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, all material information may not be available or reliable. U.S. regulatory authorities’ ability to enforce legal and/or regulatory obligations against individuals or entities, and shareholders’ ability to bring derivative litigation or otherwise enforce their legal rights, in emerging market countries may be limited.
●
Currency Risk. Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
●
Synthetic Foreign Equity Securities. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to liquidity risk, currency risk and the risks associated with investments in non-U.S. securities. In addition, the exercise or settlement date may be affected by certain market disruption events which could cause the local access products to become worthless if the events continue for a period of time.
●
Equity Linked Notes. Equity linked notes are generally subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and counterparty risk.
●
Currency Trading Risk. Currency trading strategies may involve instruments that have volatile prices, are illiquid or less liquid or create economic leverage. Forward currency contracts are subject to the risk that, should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. The first benchmark in the table is the Fund's primary benchmark. On or about March 24, 2026, the Fund’s primary benchmark will change from the Russell 1000® Index to the MSCI ACWI Index as RIM believes the MSCI ACWI Index better represents the global securities markets in which the Fund will invest. The second benchmark in the table is the Fund's secondary benchmark.  The Sustainable Aware Equity Linked Benchmark represents the returns of the Russell 1000® Defensive Index through December 31, 2020 and the returns of the Russell 1000® Index thereafter and is included because RIM changed the Fund's primary benchmark from the Russell 1000® Defensive Index to the Russell 1000® Index on January 1, 2021. The Sustainable Aware Equity Linked Benchmark provides a means to compare the Fund's average annual returns to a secondary benchmark that RIM believes is representative of the investment strategies pursued by the Fund, taking into account historical changes in the Fund's benchmark and investment strategies. RIM assesses the Fund's performance relative to its secondary benchmark.
After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.
Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2025	1 Year	5 Years	10 Years
Return Before Taxes, Class A	5.31%	9.24%	10.97%
Return Before Taxes, Class C	10.91%	9.71%	10.79%
Return Before Taxes, Class M	12.06%	10.86%	11.94%
Return Before Taxes, Class R6	N/A	N/A	N/A
Return Before Taxes, Class Y	12.23%	11.03%	12.12%
Return Before Taxes, Class S	12.06%	10.86%	11.94%
Return After Taxes on Distributions, Class S	8.63%	7.36%	8.71%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	9.37%	7.90%	8.91%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.59%
Sustainable Aware Equity Linked Benchmark (reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.07%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Management

Investment Adviser
The Fund's investment adviser is RIM. The Fund's money managers are:
●Beutel, Goodman & Company Ltd.	●Mar Vista Investment Partners, LLC
●Jacobs Levy Equity Management, Inc.	●Nomura Investments Fund Advisers, a series of Nomura Investment Management Business Trust (formerly, Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust)
The Fund's Money Managers On or About March 24, 2026:
●Lazard Asset Management LLC	●Pzena Investment Management, LLC
●Mirova US LLC	●Wellington Management Company LLP
Portfolio Managers
Megan Roach, Senior Director, Co-Head of Equity Portfolio Management, and Nick Haupt, Senior Portfolio Manager, Equity, have primary responsibility for the management of the Fund. Ms. Roach has managed the Fund since February 2017 and Mr. Haupt has managed the Fund since March 2021.
The Fund's Portfolio Managers On or About March 24, 2026:
Andreas Koester, Portfolio Manager, Equity, and Kris Tomasovic Nelson, Senior Director, Global Head of Sustainable Investing Management, have primary responsibility for the management of the Fund. Mr. Koester and Ms. Tomasovic Nelson have managed the Fund since March 2026.

Additional Information

How to Purchase Shares
Shares are only available through a select network of banks (including bank trust departments), registered investment advisers, broker-dealers and other financial services organizations (collectively, “Financial Intermediaries”), unless you are eligible to participate in a Russell Investments employee investment program. Certain Classes of Shares may only be purchased by specified categories of investors and are only offered by certain Financial Intermediaries. There is currently no required minimum initial investment for Class A, Class C, Class M, Class R6 or Class S Shares. For Class Y Shares, there is a $10 million minimum initial investment for each account in each Fund. However, for Class Y Shares there is no required minimum initial investment for specified categories of investors. Each Fund reserves the right to close any account whose balance falls below $500 and to change the categories of investors eligible to purchase its Shares.
For more information about how to purchase Shares, please see Additional Information about How to Purchase Shares in the Funds’ Prospectus.
How to Redeem Shares
Shares may be redeemed through your Financial Intermediary on any business day of the Funds (defined as a day on which the New York Stock Exchange (“NYSE”) is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after a Fund receives an order in proper form as determined by your Financial Intermediary. Redemption requests must normally be received by a Fund or a Fund agent prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) on a business day of the Fund, in order to be processed at the net asset value calculated on that day. Because Financial Intermediaries and Fund agents may have earlier redemption order cut off times to allow them to deliver redemption orders to the Fund prior to the Fund’s order transmission cut off time, please ask your Financial Intermediary what the cut off time is. Please contact your Financial Intermediary for instructions on how to place redemption requests.
For more information about how to redeem Shares, please see Additional Information about How to Redeem Shares in the Funds’ Prospectus.
Taxes
Unless you are investing through an IRA, 401(k) or other tax-advantaged retirement account, distributions from a Fund are generally taxable to you as either ordinary income or capital gains.
For more information about these and other tax matters relating to each Fund and its shareholders, please see Additional Information about Taxes in the Funds’ Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of a Fund through a broker-dealer or other Financial Intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s Web site for more information.
For more information about payments to broker-dealers and other Financial Intermediaries, please see Distribution and Shareholder Services Arrangements and Payments to Financial Intermediaries in the Funds’ Prospectus.

[THIS PAGE INTENTIONALLY LEFT BLANK.]

[THIS PAGE INTENTIONALLY LEFT BLANK.]

36-08-361 (0326)